EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report on Hospitality Properties Trust included in this Form 8-K, into the Company's previously filed Registration Statements, File Nos. 333-43573, 333-89307, and 333-84064.


                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP


Vienna, Virginia
March 15, 2002